511 SA-1
                        SUPPLEMENT DATED JANUARY 1, 2003
                 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                          FRANKLIN TEMPLETON MONEY FUND
                             DATED NOVEMBER 1, 2002

The statement of additional information is amended as follows:

I. BUYING AND SELLING SHARES - CONTINGENT DEFERRED SALES CHARGE (CDSC)

"Contingent deferred sales charge" under "Buying and Selling Shares" is replaced with the following:

 CONTINGENT DEFERRED SALES CHARGE (CDSC) For Class B shares, there is a CDSC if you sell your shares within six years from the date of purchase of the shares that were exchanged for shares of the Fund, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

              IF YOU SELL YOUR CLASS B SHARES WITHIN     THIS % IS DEDUCTED FROM
              THIS MANY YEARS AFTER BUYING THEM          YOUR PROCEEDS AS A CDSC
--------------------------------------------------------------------------------
                        1 Year                                  4
                        2 Years                                 4
                        3 Years                                 3
                        4 Years                                 3
                        5 Years                                 2
                        6 Years                                 1
                        7 Years                                 0

 For Class C and Class R shares, a CDSC may apply if you sell your shares within 18 months from the date of purchase of the shares that were exchanged for shares of the Fund. Except for Employer Sponsored Retirement Plans that (i) are DCS Plans; (ii) have contracted with a Distributors' affiliate for plan trustee services; or (iii) first purchased fund shares after January 1, 2003, there is a CDSC applied at the plan level based on the plan's initial investment for R shares sold within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

 CDSC WAIVERS. The CDSC for each class generally will be waived for:

 o Account fees

 o Redemptions of shares by investors if the securities dealer of record at the time of purchase waived its commission in connection with the purchase or if Distributors did not pay a prepaid commission

 o Redemptions by the Fund when an account falls below the minimum required account size

 o Redemptions following the death of the shareholder or beneficial owner

 o Redemptions through a systematic withdrawal plan up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

 o Redemptions by a DCS Plan or an Employer Sponsored Retirement Plan that has contracted with a Distributors' affiliate for plan trustee services (not applicable to Class B)

 o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

 o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

 o Participant initiated distributions from an Employer Sponsored Retirement Plan or participant initiated exchanges among investment choices offered by an Employer Sponsored Retirement Plan (not applicable to Class B)

 o Purchases of Class C shares by the Franklin Templeton Charitable Giving
 Fund

 o Any trust or plan established as part of a qualified tuition program under
 Section 529 of the Internal Revenue Code, as amended

               Please keep this supplement for future reference